October 12, 2023

BNY MELLON INVESTMENT FUNDS II, INC.

– BNY Mellon Global Emerging Markets Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supplements and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the fund's prospectus:

Alex Khosla is the fund's primary portfolio manager, a position he has held since September 2022. Mr. Khosla is an investment manager on the emerging markets equities team at NIM.

The following information supplements and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the fund's prospectus:

Alex Khosla is the fund's primary portfolio manager, a position he has held since September 2022. Mr. Khosla is an investment manager on the emerging markets equities team at NIM, where he has been employed since April 2022. Prior to joining NIM, Mr. Khosla was a research analyst covering global emerging markets at Aikya Investment Management, where he had worked since March 2020. Prior to Aikya Investment Management, Mr. Khosla was a research analyst covering global emerging markets at Stewart Investors (part of First State Investments) since July 2017.

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